UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 31, 2005

SOLAR ENERGY LIMITED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)
000-30060 (Commission File Number)	76-0418364 (IRS Employer Identification Number)

Andrew Wallace, Chief Executive Officer

145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2
(Address of principal Executive offices)

(604) 669-4771
(Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                                            REGULATION FD DISCLOSURE

The information contained herein includes a press release dated October 31, 2005, announcing the commencement of operations of Solar Energy Limited’s subsidiary, D2Fusion, Inc. The press release is attached as Exhibit 99, which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01                                                          FINANCIAL STATEMENTS AND EXHIBITS

(d)     The following exhibit is filed herewith:

Exhibit No.       Page No. Description

99                3        Press Release dated October 31, 2005 announcing the commencement of operations of D2Fusion, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solar Energy Limited                                    Date

By: /s/Andrew Wallace                                     October 31, 2005

Name: Andrew Wallace

Title: Chief Executive Officer

EXHIBIT 99                                                                                                                                     SOLAR ENERGY LIMITED

NEWS RELEASE

SOLAR BEGINS ENGINEERING SOLID-STATE FUSION THERMAL ENERGY MODULES

October 31, 2005 — Vancouver, British Columbia — Solar Energy Limited (OTCBB: SLRE) (“Solar”) today announced that its wholly owned subsidiary, D2Fusion Inc. (“D2Fusion”), has commenced engineering and development activities at its laboratories in Los Alamos, New Mexico and Foster City, California.

Operations are focused on the engineering and development of practical solid-state fusion thermal energy modules. The teams are lead by Dr. Thomas Claytor, at the Los Alamos facility, (also of Los Alamos National Laboratory) and Dr. Thomas Passell, at the Foster City facility, (formerly of the Nuclear Power Division of the Electric Power Research Institute of Palo Alto). Both locations are engaged in the design and testing of fusion energy devices derived from work sometimes referred to as LENR (Low Energy Nuclear Reactions) or CANR (Chemically Assisted Nuclear Reactions). These reactions utilize deuterium, a common isotope of hydrogen, which when loaded into solid-state materials produces heat and helium without significant energetic radiation such as neutrons, gammas, and x-rays. Certain reactions produced by members of the Los Alamos team have also shown the production of minute amounts of tritium.

D2Fusion is in the business of developing and delivering low-cost, clean, waste-free, practical nuclear energy applications for use in a wide range of environments from homes to industry. D2Fusion is headed by President and CEO Mr. Russ George and is headquartered in Foster City, California. On October 21, 2005, Mr. George presented details of D2Fusion’s science and work at an invited lecture at the Cavendish Laboratory at Cambridge University in the UK at the invitation of Dr. Brian Josephson, Nobel Laureate for his pioneering work in solid-state and condensed matter physics.

The science and news surrounding solid-state fusion and D2Fusion can be viewed on the company’s website at www.d2fusion.com.

Solar is a public company; its common shares trade on the OTCBB under the ticker symbol “SLRE”.

A number of statements contained in this press release may be considered to be forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements involve a number of risks and uncertainties, including timely development, and market acceptance of products and technologies, competitive market conditions, successful integration of acquisitions and the ability to secure additional sources of financing. The actual results Solar may achieve could differ materially from any forward-looking statements due to such risks and uncertainties. Solar encourages the public to read the information provided here in conjunction with its most recent filings on Form 10KSB and Form 10QSB. Solar’s public filings may be viewed at www.sec.gov.

Contact:

Solar Energy Limited:                                                                D2fusion, Inc.:

Andrew Wallace, 604-669-4771                                              Russ George, 650-638-1975